                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                   _________

     Date of Report (Date of earliest event reported):  September 8, 1999


                                  ACSYS, INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Georgia                     000-23711                58-2299173
----------------------------  ----------------------------  -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                75 14th Street
                                  Suite 2200
                            Atlanta, Georgia 30309
          (Address of Principal Executive Offices including Zip Code)



     Registrant's telephone number, including area code:    (404) 817-9440



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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                  Other Events.

     On September 7, 1999, the Common Stock, no par value per share, of Acsys, Inc. (the "Company") began trading on the American Stock Exchange ("AMEX") under the ticker symbol AYS. The Common Stock of the Company previously traded on the Nasdaq National Market under the ticker symbol ACSY.

     Copies of the press releases announcing the move to the AMEX are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

Item 7.     Exhibits.

       (c)  Exhibits.

No.    Description
---    -----------
99.1   Press Release dated August 31, 1999.
99.2   Press Release dated September 7, 1999.

                                    Page 2
                        Exhibit Index Appears on Page 4
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                                  Signatures


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Acsys, Inc.


                                              By: /s/ Timothy Mann Jr.
                                                -----------------------------
                                                      Timothy Mann, Jr.
                                                      Chief Executive Officer

Dated:  September 8, 1999
      ---------------------

                                    Page 3
                        Exhibit Index Appears on Page 4
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                                 Exhibit Index



Exhibit
Number                                                                     Page
-------                                                                    ----
99.1        Press Release dated August 31, 1999..........................     5
99.2        Press Release dated September 7, 1999........................     6

                                    Page 4
                        Exhibit Index Appears on Page 4